[MHM (Final) 31 March, 2017]

[Translation]

SECURITIES REGISTRATION STATEMENT

VANGUARD WELLESLEY® INCOME FUND

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SECURITIES REGISTRATION STATEMENT

To: Director of Kanto Local Finance Bureau

Filing Date:	March 31, 2017

Name of the Registrant Trust:	VANGUARD WELLESLEY INCOME FUND

Name of Representative:	F. William McNabb III
Chairman

Address of Principal Office:	100 Vanguard Boulevard,
Malvern, Pennsylvania 19355
U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome,
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome,
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

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Offering or Sale for Registration

Name of the Fund Making Offering or	VANGUARD WELLESLEY INCOME FUND
Sale of Foreign Investment Fund Securities:

Aggregate Amount of Foreign Investment	The approximate amount of the limit: U.S.$ 1.0
Fund Securities to be Offered or Sold:	billion (approximately ¥ 113.8 billion)

Note : The Yen amount is translated for convenience at the rate of $1.00 = ¥ 113.81 (the mean of the exchange rate quotations by The Bank of Tokyo–Mitsubishi UFJ, Ltd. for buying and selling spot Dollars by telegraphic transfer against Yen on January 31, 2017). The same applies hereafter.

Places where a copy of
this Securities Registration Statement is available for Public Inspection

Not applicable.

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C O N T E N T S

PART I.	INFORMATION CONCERNING THE SECURITIES

PART II.	INFORMATION CONCERNING THE FUND

I.	DESCRIPTION OF THE FUND
II.	MANAGEMENT AND ADMINISTRATION
III.	FINANCIAL CONDITIONS OF THE FUND
IV.	SUMMARY OF INFORMATION CONCERNING
INVESTMENT TRUST SECURITIES

PART III. SPECIAL INFORMATION

I.	OUTLINE OF THE TRUST
II.	OUTLINE OF THE OTHER RELATED COMPANIES
III.	OUTLINE OF SYSTEM OF INVESTMENT TRUSTS
IV.	MISCELLANEOUS

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PART I. INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:		Vanguard Wellesley Income Fund (the “Fund” or the
“Trust”)

2.	NATURE OF FOREIGN		Investor Shares (the “Shares”)
Registered Shares with par value $0.001 per Share
	INVESTMENT FUND		Additional offering type (“Tsuika gata”)
	SECURITIES		As to the Shares, there are no credit ratings which have been provided or made available for inspection by any
	CERTIFICATES:		credit-rating firm at the request of the Trust, or which are to be provided or made available for inspection by any
credit-rating firm due to the request from the Trust.

3.	TOTAL AMOUNT OF		The approximate amount of the limit: U.S.$1.0 billion

	OFFERING PRICE:		(approximately ¥ 113.8 billion)
		Note 1:	The Yen amount is translated for convenience at the rate of
U.S.$ 1.00 = ¥ 113.81 (the mean of the exchange rate
quotations by The Bank of Tokyo–Mitsubishi UFJ, Ltd. for
buying and selling spot U.S. Dollars by telegraphic transfer against Yen on January 31, 2017). The same applies
hereafter.

		Note 2:	The Shares are denominated in U.S.$, the amounts
appearing hereinafter are expressed in U.S.$ unless
otherwise specifically indicated.

		Note 3:	In this document, money amounts and percentages have
been rounded up or rounded down. Therefore, there are
cases in which the amount of the “total column” is not equal to the aggregate amount. Also, translation into JPY is made
simply by multiplying the corresponding amount by the
conversion rate specified and rounded when necessary. As
a result, in this document, there are cases in which JPY
figures for the same information differ from each other.

4.	ISSUE PRICE:		The Net Asset Value per Share to be calculated on a Fund
Business Day immediately after an application for purchase
is received by the Fund. “Fund Business Day” shall mean a
day on which the New York Stock Exchange is open for
business.
The Issue Price is available at the Place of Subscription as set forth in “8. PLACE OF SUBSCRIPTION” below.

5.	SALES CHARGE:	None.
Account Administration Fee at an annual rate of 0.648%
(0.60% excluding tax) multiplied by the Shareholder’s

average account balance shall be assessed upon each
Shareholder quarterly in arrears. For Shareholder accounts
which are redeemed partially or in full prior to the end of the quarter, the Account Administration Fee shall be charged in
proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption.
Quarterly assessments shall be net of any fees charged for
partial redemptions during the quarter.

6.	MINIMUM AMOUNT OR		Minimum shares shall be integral multiples of five (5)
	NUMBER OF SHARES:		shares.

7.	PERIOD OF SUBSCRIPTION:	From:	April 1, 2017 (Saturday)
		To:	March 30, 2018 (Friday)

Provided that the subscription is handled only on a Fund
Business Day when sales handling companies are open for
business in Japan, with the exception of a day in which the
next business day is a national holiday in Japan.

8.	PLACE OF SUBSCRIPTION:		Monex, Inc.
2-4, Kojimachi 2-chome, Chiyoda-ku,
Tokyo 102-0083, Japan
Homepage address: https://www.monex.co.jp/
Tel: 0120-846-365 Mobile/PHS: 03-6737-1666) (Reception
time: 8:00 – 17:00 (Weekdays))
(the “Distributor” or the “Sales Handling Company”)

		(Note)	Subscription will be handled at the head office and branch
offices of the above-mentioned Sales Handling Company in
Japan as well as online.

9.	DATE OF PAYMENT:		Investors shall pay the Offering Price to the Distributors in
Japan within four (4) business days in Japan from and
including the day when the Distributors in Japan confirm the execution of the application (the “Trade Date”). The total
issue price for each application day for subscription will be transferred in U. S. Dollars by each Distributor in Japan to the Fund’s custodian within one (1) Fund Business Day after
the subscription date (“Payment Date”).

10. PLACE OF PAYMENT			The subscription is handled at the head office and the branch offices etc. of the Distributor.

11. TRANSFER AGENT			Not applicable

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12.	MISCELLANEOUS
(1)	There is no deposit for Subscription.

(2)	Outline of Underwriting, etc.
(a)	The Distributor undertakes to sell the Shares in accordance with an agreement with The
Vanguard Group, Inc. in connection with the sale of the Shares in Japan.

(b)	During the offering period, each Distributor in Japan will execute or forward the purchase orders and repurchase requests of the Shares received directly to the Fund’s Transfer Agent.
(Note) “Sales Handling Company” means an intermediary financial instruments firm and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of the Shares of the Fund, act as agent for a distributor for subscription or redemption of Shares of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of redemption proceeds to investors, etc.

(c)	The Fund has appointed Vanguard Investments Japan, Ltd. as the Agent Company in Japan.
(Note) “Agent Company” shall mean a sales handling company who is a member of the Japan Securities
Dealers Association (the “JSDA”) which, under a contract made with an issuer of foreign investment trust securities, makes public the net asset value per share and provides services, including but not limited to, to forward the financial reports or other documents to other sales and repurchase handling companies rendering services related to sales and repurchase of beneficial securities.

(3)	Method of Subscription:

Investors who subscribe for Shares shall enter into an agreement with the Distributor or Sales Handling Company concerning the foreign securities transactions. For this purpose, the Sales Handling Company shall deliver to investors an Agreement of Foreign
Securities Transactions Account and investors shall submit to the Sales Handling
Company an Application for opening of Transactions Account opened in accordance with such Agreement. The subscription amount shall be paid in Yen in principal and the Yen exchange rate shall be the rate to be determined by the Sales Handling Company based on the foreign exchange rate of the foreign exchange market in Tokyo on the Trade Date of each application. No interest accrues on the subscription money. The subscription amount shall be paid in U.S. Dollars to the Fund’s Custodian by each Distributor on the Payment
Date.

(4)	Offerings other than in Japan:

In parallel with the Offering, the Investor Shares are offered in the United States of
America.

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PART II. INFORMATION CONCERNING THE FUND

I.	DESCRIPTION OF THE FUND
1.	NATURE OF THE FUND
(1)	Objects and Basic Nature of the Fund

     VANGUARD WELLESLEY INCOME FUND seeks to provide long-term growth of income and a high and sustainable level of current income, along with moderate long-term capital appreciation.

     The Trust was organized as a Delaware corporation in 1968, was reorganized as a Maryland corporation in 1973, and then was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Wellesley Income Fund, Inc. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Fund is classified as diversified within the meaning of the 1940 Act. The Trust currently offers the Investor Shares of the following fund in Japan:

Vanguard Wellesley Income Fund

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

With respect to prescribed authorized number of Shares, the Fund has no cap.

(2)	History of the Fund
	September 24, 1968:	Organized as a Delaware corporation
	January 10, 1973:	Reorganized as a Maryland corporation
	January 23, 1998:	Execution of the Agreement and Declaration of Trust
	January 28, 1998:	Reorganized as a Delaware statutory trust (formerly as a Delaware business trust)
	July 19, 2002:	Execution of the Amended and Restated Agreement and Declaration
of Trust
	November 19, 2008:	Execution of the Amended and Restated Agreement and Declaration
of Trust

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(3) Structure of the Fund
(A) Structure of the Fund

Related Parties of the Fund

(B) Agreements made between the Investment Manager and the Related Companies

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Assignment	Companies		Agreements

1. Investment Manager,	The Vanguard Group,		Investment management and transfer
Transfer and	Inc. (“Vanguard”)		and dividend-paying agency services
Dividend-Paying Agent			are provided to the Fund under the
Fifth Amended and Restated Funds’
Service Agreement (Note 1) dated June 8,
2009 (as amended from time to time).
2. Custodian	JPMorgan	Chase	Custody services to the Fund are
	Bank		provided under a Global Custody
Agreement (Note 2) dated June 25, 2001
(as amended from time to time).
3. Investment Advisor	Wellington		Investment advisory services are
	Management		provided to the Fund under the
	Company LLP		Investment Advisory Agreement (Note 3)
dated October 1, 2014.
4. Agent Company	Vanguard		Agent Company Agreement with
	Investments Japan,		respect to the sale of the Fund’s Shares
	Ltd.		in Japan under an Agent Company
Agreement (Note 4) dated September 26,
2005 (as amended from time to time).
5. Distributorin Japan	Monex, Inc.		Forwarding the purchase or repurchase
orders for the Shares in Japan under
Shares Distribution and Redemption
Agreement (Note 5) dated May 1, 2005
(as amended from time to time).

(Note 1) “Fifth Amended and Restated Funds’ Service Agreement” shall mean the agreement between the Trust and Vanguard by which the Fund entrusted the powers in respect of management and administration, etc.
to Vanguard.
(Note 2) “Global Custody Agreement” shall mean the agreement between the Custodian and the Trust by which the Custodian agrees to provide services such as custody of the assets of the Fund.
(Note 3) “Investment Advisory Agreement” shall mean the agreement between the Investment Advisor and the
Trust by which the Investment Advisor agrees to provide investment advisory services to the Fund.
(Note 4) “Agent Company Agreement” shall mean the agreement by which the Agent Company in Japan which was appointed by the Management Company, agrees to distribute the prospectuses regarding the shares of the Fund, publication of the Net Asset Value per Share and the distribution of the documents such as the management reports, etc. to be required in accordance with the provisions of the applicable laws and regulations of Japan and/or the rules of the JSDA.
(Note 5) “Shares Distribution and Redemption Agreement” shall mean the agreement by which the Distributors agree, for the purpose of the offering shares in Japan, to distribute shares provided by the Trust.
Distribution should be made in the manner consistent with the provisions of the applicable laws and regulations of Japan and the Prospectus.

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(C) Outline of the Trust

Trust	Vanguard Wellesley Income Fund

1. Lawof Place of	The Trust was organized as a Delaware corporation in 1968,
Incorporation	reorganized as a Maryland corporation in 1973, and then
reorganized as a Delaware statutory trust in January 1998.
The Trust is registered with the SEC under the 1940 Act as
an open-end management investment company. The Fund
is classified as diversified within the meaning of the 1940
Act.
2. Purpose of the Trust	The Trust was established to conduct, operate, and carry on
the business of a management investment company
registered under the 1940 Act through one or more series
investing primarily in securities.
3. Amount of Capital Stock	Not applicable.
4. History of the Trust	September 24, 1968:	Organized as a Delaware corporation
	January 10, 1973:	Reorganized as a Maryland
corporation
	January 23, 1998:	Execution of the Agreement and
Declaration of Trust
	January 28, 1998:	Reorganized as a Delaware statutory
trust
	July 19, 2002:	Execution of the Amended and
Restated Agreement and Declaration
of Trust
	November 19, 2008:	Execution of the Amended and
Restated Agreement and Declaration
of Trust

5. Major Shareholders	As of December 31, 2016, the following owned of record
5 % or more of the outstanding Investor Shares of the Fund:
	-	National Financial Services LLC, Jersey City, NJ
(17.68%)
	-	Charles Schwab & Co. Inc., San Francisco, CA
(16.14%)

6. Name and Title of Representative	F. William McNabb III, Chairman

(4) Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

     The Trust was created under, and is subject to, the General Laws and the common law of the State of Delaware. With respect to its operations, the Fund is also subject to the 1940 Act, as amended, the United States Internal Revenue Code of 1986, as amended, and regulations promulgated under each statute. With respect to the sale of its Shares, the Fund is subject to the Securities Act of 1933, the Securities Exchange Act of 1934, the “Blue Sky”

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laws (state securities laws of the various states in the United States; hereinafter, the “Blue Sky Law”) and the regulations promulgated under such laws. The substance of the governing law is as follows:

a. Delaware Statutory Trust Act (Delaware Code Chapter 38 et seq.) (“Treatment of Delaware Statutory Trusts”) (the “Statutory Trust Act”)

NOTE: This chapter was amended, effective 9/1/2002 to change the term “business trust” to “statutory trust”.

Chapter 38 provides as follows:

Delaware has had in effect since October 1, 1988, the Statutory Trust Act, which expressly recognizes the Delaware statutory trust. The principal purpose of the Statutory Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions.

The Statutory Trust Act permits the trust agreement of a statutory trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the statutory trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

Under the Statutory Trust Act, the beneficial owners of a Delaware statutory trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a statutory trust is managed by or under the direction of its trustees, who are not liable to the statutory trust or to any beneficial owner for the obligations of the statutory trust. The Statutory Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the statutory trust with such rights, powers and duties as are set forth herein.

To the extent that trustees or other persons who are responsible for managing the statutory trust have duties (including fiduciary duties) and liabilities relating to the statutory trust or to the beneficial owners, such persons’ duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable to the statutory trust, any beneficial owner, or any trustee for their good faith reliance on the provisions of the trust agreement.

b. Delaware Common Law

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Common law is a non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware are applicable to Delaware Statutory Trusts and trustees of such trusts.

c. Investment Company Act of 1940

The 1940 Act gives the SEC the authority to enforce the 1940 Act’s provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of a fund’s assets and, more generally, a fund's business and conduct.

d. Securities Act of 1933

The Securities Act of 1933 (the “1933 Act”) regulates the sales of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.

e. Securities Exchange Act of 1934

The Securities Exchange Act of 1934 (the “1934 Act”) regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities markets as well as extensive regulations relating to securities dealers.

f. The Internal Revenue Code of 1986 (the “Code”)

The Code provides for the qualification of a fund to be treated as a regulated investment company.

(5) Outline of Disclosure System:

(A) Disclosure in the U.S.

(i) Disclosure to the SEC

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The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1933 Act and the 1940 Act.

(ii) Disclosure to Shareholders

In accordance with the 1940 Act, the Fund is required to send to its Shareholders annual and semi-annual reports containing financial information.

(B) Disclosure in Japan:

(i). Disclosure to the Supervisory Authority

(a) Disclosure Required under the Financial Instruments and Exchange Law:

     When the Trustees intend to offer the Shares of the Fund amounting to 100 million Yen or more in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance the securities registration statement. The said documents are made available for public inspection for the investors on the electronic disclosure system (EDINET) concerning the disclosure documents of the Annual Securities Report, etc. under the Financial Instruments and Exchange Law of Japan.

     The Sales Handling Companies of the Shares shall deliver to the investors “Mandatory Prospectuses” (Kofu-Mokuromisho in Japanese), which should be delivered to the investors before or at the same time as their application for subscription in accordance with the stipulation of the Financial Instruments and Exchange Law of Japan. In addition, if requested from investors, the Distributor shall deliver to the investors “Prospectuses on Request” (Seikyu-Mokuromisho in Japanese), which should be delivered to the investors, if they request them in accordance with the stipulation of the Financial Instruments and Exchange Law of Japan. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire on EDINET, etc.

(b) Disclosure under the Law Concerning Investment Trusts and Investment
Companies:

     If the Trust conducts business of offering for sale Shares of the Fund, it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No.198, 1951) (the “Investment Trusts Law”). In addition, if the Trust amends the Amended and Restated Agreement and Declaration of Trust or in certain other prescribed cases, it must file in advance the contents of

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such changes and the reasons therefor, etc. with the Commissioner of Financial Services Agency.

     Further, the Trustees must prepare the Mandatory Management Report and the Full Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

(ii) Disclosure to Japanese Shareholders:

     In the case where the Agreement and Declaration Trust is to be amended and the amendment is significant or in certain other prescribed cases, the Trust shall provide in advance a written notice of such amendment and the reasons therefor, etc. to all Japanese Shareholders known to the Distributor in Japan.

     The Japanese Shareholders will be notified of the material facts which would change their position, including notices from the Management Company, through the Distributor or the Sales Handling Companies.

     The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Sales Handling Companies. The above-described Mandatory Management Report on the Fund will be sent to the Shareholders known in Japan. The Full Management Report (including Annual Financial Report) in the electronic form will be available on the website of the Agent Company or the Distributor.

(6) Outline of the Supervisory Authority:

     The Fund is subject to supervision by the SEC and the securities authorities of the various U.S. states.

a. The SEC

(i) Acceptance of registration applications

(Sections 7 and 8 of the 1940 Act)

An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the prescribed notification, an investment company must file a registration statement with the SEC.

(ii) Suspension or revocation of registration as a registered investment company

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(Section 8 of the 1940 Act)

An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially defective.

(iii) Supervision of changes in trustees and officers

(Section 9(b) of the 1940 Act)

The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain U.S. federal securities laws.

(iv) Examination of registration statement

(Sections 5, 8 and 10 of the 1933 Act)

In order to sell Shares to the public, the Fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it does not comply with the requirements of Form N-1A, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.

(v) Supervision of the business

(Section 12 of the 1940 Act)

The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.

(vi) Acceptance of periodic reports

(Section 30 of the 1940 Act)

The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

b. State Securities Supervisory Authorities

(i) Provisions concerning licenses

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Most states require brokers, dealers, securities salespersons, and certain investment advisors either to acquire licenses from the state or, at least, to be registered with a state agency.

(ii) Provisions concerning registration of securities

Each of the 50 states requires notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

(iii) Provisions concerning prevention of fraud

In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in a fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

2. INVESTMENT POLICY

(1) Investment Objective

     The Fund seeks to provide long-term growth of income and a high and sustainable level of current income, along with moderate long-term capital appreciation.

Principal Investment Strategies

     The Fund invests approximately 60% to 65% of its assets in investment-grade fixed income securities that the Investment Advisor believes will generate a reasonable level of current income, including corporate, U.S. Treasury, and government agency bonds, as well as mortgage-backed securities. The remaining 35% to 40% of Fund assets are invested in common stocks of companies that have a history of above-average dividends or expectations of increasing dividends.

     It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets.

     The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

     Balanced funds are generally investments that seek to provide some combination of income and capital appreciation by investing in a mix of stocks and bonds. Because prices

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of stocks and bonds can respond differently to economic events and influences, a balanced fund should experience less volatility than a fund investing exclusively in stocks.

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MARKET EXPOSURE

Bonds

The Fund invests approximately 60% to 65% of its assets in bonds.

     The Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk for the Fund should be moderate because the average duration of the Fund’s bond portfolio is intermediate-term and also because the Fund’s equity portfolio consists primarily of income-generating stocks, which are moderately sensitive to interest rate changes.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond*
Type of Bond (Maturity)	After a 1%	After a 1%	After a 2%	After a 2%
	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
*Assuming a 4% coupon rate.

     These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular. Also, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds.

Changes in interest rates can affect bond income as well as bond prices.

     The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest new cash flow and cash

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from maturing bonds in lower-yielding bonds. Income risk for the Fund should be moderate because it seeks to maintain an aggregate intermediate duration.

     Because bond and stock prices often move in different directions, the Fund’s stock holdings help to reduce—but not eliminate—some of the bond-price fluctuations caused by changes in interest rates. Likewise, stock market volatility may not have as dramatic an effect on the Fund as it would on a fund made up entirely of stocks.

Stocks

The remaining 35% to 40% of the Fund’s assets are invested in stocks.

     The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of U.S. stock market activity. Total returns consist of dividend income plus change in market price. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926–2016)

	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	-43.1	–12.4	–1.4	3.1
Average	11.9	10.1	10.3	11.0

     All market indexes referenced in this document are the exclusive property of their respective owners.

     The table covers all of the rolling 1-, 5-, 10-, and 20-year periods from 1926 through 2016. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 10.1%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also,

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interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock holdings as of September 30, 2016, was $150.8 billion.

     As of September 30, 2016, the Fund had invested 12.6% of its net assets (and 35.2% of its equity securities) in its top ten stock holdings.

Security Selection

     Wellington Management Company LLP, Investment Advisor to the Fund, invests approximately 60% to 65% of the Fund’s assets in investment-grade bonds and approximately 35% to 40% of the Fund’s assets in dividend-paying common stocks. Although the mix of stocks and bonds varies from time to time, depending on the Investment Advisor’s view of economic and market conditions, generally bonds can be expected to represent at least 60% of the Fund’s holdings.

     The Fund is run according to traditional methods of active investment management. Securities are bought and sold based on the Investment Advisor’s judgments about companies and their financial prospects and about bond issuers and the general level of interest rates.

     The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the financial and industrial sectors subject the Fund to proportionately higher exposure to the risks of these sectors.

Bonds

     The Investment Advisor selects investment-grade bonds that it believes will generate a reasonable and sustainable level of current income. These may include short-, intermediate-, and long-term corporate, U.S. Treasury, government agency, and asset-backed bonds, as well as mortgage-backed securities. The bonds are bought and sold according to the Investment Advisor’s judgment about bond issuers and the general direction of interest rates, within the context of the economy in general. Although the Fund does not have specific maturity guidelines, the average duration of the Fund’s bond portfolio as of September 30, 2016, was 6.7 years.

     A breakdown of the Fund’s bond holdings (which amounted to approximately 62% of net assets) as of September 30, 2016, follows:

Type of Bond	Percentage of Fund’s Bond Holdings
Industrial	37.4%
Finance	25.4
Treasury/Agency	16.2

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Utilities	6.5
Other	4.5
Non-U.S.	4.4
Asset-Backed	3.9
Government Mortgage-Backed	1.3
Commercial Mortgage-Backed	0.4

     Keep in mind that, because the bond makeup of the Fund can change daily, this listing is only a “snapshot” at one point in time.

     The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

     The Investment Advisor purchases bonds that are of investment-grade quality — that is, bonds rated at least Baa3 by Moody’s Investors Service, Inc., or BBB- by Standard & Poor’s— or, if unrated, are determined to be of comparable quality by the advisor.

     The U.S. government guarantees the timely payment of interest and principal for its U.S. Treasury bonds; many (but not all) agency bonds have the same guarantee. The government does not, however, guarantee its bonds’ prices. In other words, although U.S. Treasury and agency bonds enjoy the highest credit ratings, their prices—like the prices of other bonds in the Fund—will fluctuate with changes in interest rates.

     While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors—bond calls.

     The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low to moderate for the Fund because it invests only a limited portion of its assets in callable bonds and mortgage-backed securities.

     Bond issuers take advantage of falling interest rates by calling corporate bonds. With mortgage-backed securities, it is the mortgage holder—such as the U.S. homeowner—who benefits from lower rates.

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     The Fund is subject to liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price. Liquidity risk is generally moderate for intermediate-term bonds.

Stocks

     The Fund’s stocks are chosen primarily for their dividend-producing capabilities, but they must also have the potential for moderate long-term capital appreciation. The Investment Advisor looks for stocks of companies that either offer significant dividends now or expect to increase their dividends in the future. This income orientation leads the Fund to invest in stocks with higher-than-market-average dividend yields. As a result, the Fund’s equity holdings are expected to have more of a value orientation than a growth orientation.

     The Fund is subject to investment style risk, which is the chance that returns from mid-and-large capitalization dividend-paying value stocks will trail returns from the overall stock market. Mid- and large-cap stocks each tend to go through cycles of doing better – or worse – than other segments of the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks because, among other things, mid-size companies are more sensitive to changing economic conditions.

TURNOVER RATE

     Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Fund’s average turnover rate for the past five years has been about 53.6%.A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The higher turnover rate for the Fund during the fiscal year ended September 30, 2014 was primarily a result of increased transactions related to mortgage-backed securities within the fixed income portion of the Fund.

OTHER INVESTMENT POLICIES AND RISKS

     In addition to investing in bonds and stocks, the Fund may make other kinds of investments to achieve its objective.

     Although the Fund typically does not make significant investments in non-U.S. securities, it reserves the right to invest up to 25% of its assets in non-U.S. securities, which may include depository receipts. Non-U.S. securities may be traded on U.S. or non-U.S. markets. To the extent that it owns non-U.S. securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by companies in non-U.S. countries. In addition, the prices of non-U.S. stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

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     The Fund may invest in securities that are convertible into common stocks, as well as invest modestly in collateralized mortgage obligations (CMOs).

     The Fund may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund’s derivative investments may include bond futures contract, options, straddles, credit swaps, interest rate swaps, total return swaps, and other types of derivatives. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

     The Fund may enter into non-U.S. currency exchange forward contracts, which are a type of derivative. A non-U.S. currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of U.S. funds that invest in non-U.S. securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.

CASH MANAGEMENT

     The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

TEMPORARY INVESTMENT MEASURES

     The Fund may temporarily depart from its normal investment policies and strategies when the Investment Advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

FREQUENT TRADING OR MARKET-TIMING

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Background

     Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding non-U.S. securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading

     The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except for certain cases, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

· Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

     Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in “Part II.-III (1) Valuation of Assets”. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

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Do not invest with Vanguard if you are a market-timer.

(2) Objects of Investment

     Some of the investment strategies and policies described on the following pages and in the preceding section set forth percentage limitations on the Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

     The following investment strategies, risks, and policies supplement the Fund’s investment strategies, risks, and policies set forth above. With respect to the different investments discussed below, the Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shortens the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, the general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing

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interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities have been, and may continue to be, subject to greater liquidity risks because of the deterioration of worldwide economic and liquidity conditions that became acute in 2008. In addition, government actions and proposals that affect the terms of underlying home and consumer loans, thereby changing demand for products financed by those loans, as well as the inability of borrowers to refinance existing loans, have had and may continue to have a negative effect on the valuation and liquidity of asset-backed securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt

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securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

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Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, and (in the case of non-U.S. securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.

Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a non-U.S. issuer. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. Dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. Dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a

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depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of non-U.S. issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the new regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.

Derivatives may be used for a variety of purposes including —but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to the funds’ OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the

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issuers thereof for purposes of certain provisions of the 1940 Act and the Internal Revenue Code of 1986 (the “Code”), although such OTC Derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to OTC Derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

When the fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.

For OTC Derivatives, the fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

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Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under

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the heading of “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Non-U.S. Securities. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as non-U.S. corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be non-U.S. securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Non-U.S. securities may trade in U.S. or non-U.S. securities markets. A fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for non-U.S. securities. Direct investments in non-U.S. securities may be made either on non-U.S. securities exchanges or in the over-the-counter (OTC) markets. Investing in non-U.S. securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because non-U.S. issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many non-U.S. countries. As a result, there are multiple risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction. Securities of non-U.S. issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and non-U.S. investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on non-U.S. exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a non-U.S. country, or imposed on a non-U.S. country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a non-U.S. security.

Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in non-U.S. securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is

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expected that the custodian arrangement expenses for a fund that invests primarily in non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in U.S. securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain non-U.S. governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in non-U.S. securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of non-U.S. withholding taxes will reduce the income received from such securities.

The value of the non-U.S. securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a non-U.S. security generally decreases when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Non-U.S. Securities — Non-U.S. Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell non-U.S. securities, as well as by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

Non-U.S. Securities – Non-U.S. Currency Transactions. The value in U.S. Dollars of a fund’s non-dollar-denominated non-U.S. securities may be affected favorably or unfavorably by changes in non-U.S. currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in non-U.S. currency transactions in connection with its investments in non-U.S. securities. A fund will enter into non-U.S. currency transactions only to attempt to “hedge” the currency risk associated with investing in non-U.S. securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell non-U.S. currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

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By entering into a forward contract for the purchase or sale of non-U.S. currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such non-U.S. currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular non-U.S. currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of non-U.S. currency approximating the value of some or all of its portfolio securities denominated in such non-U.S. currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a non-U.S. currency, a fund may enter into a forward contract to buy that non-U.S. currency for a fixed dollar amount.

A fund may also attempt to hedge its non-U.S. currency exchange rate risk by engaging in futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one non-U.S. currency will enter into a forward currency contract to buy or sell a different non-U.S. currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain non-U.S. currencies.

A fund may hold a portion of its assets in bank deposits denominated in non-U.S. currencies, so as to facilitate investment in non-U.S. securities as well as protect against currency fluctuations and the need to convert such assets into U.S. Dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. Dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in non-U.S. currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of non-U.S. currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency

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thereof, a banker's acceptance, or a certificate of deposit) from a bank, a broker, or a dealer and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invests the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the

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SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit;

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either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices. (Additional discussion about a number of these transactions can be found in the Statement of Additional Information available in English upon request.) A borrowing transaction will not be considered to constitute the issuance, by the Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. Each Vanguard fund invest in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.

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Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the price at which they are valued. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans and may be based on different types of mortgages, including those on residential properties or commercial real estate. Mortgage-backed securities include various types of securities, such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

Generally, mortgage-backed securities represent partial interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA); by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC); and by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, the general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment

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rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential or commercial mortgage loans created by nongovernment issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Private mortgage-backed securities may not be readily marketable. In addition, mortgage-backed securities have been subject to greater liquidity risk because of the deterioration of worldwide economic and liquidity conditions that became especially severe in 2008. U.S. government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (i.e., mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation

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in periods of falling interest rates than other income-bearing securities of comparable maturity.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, non-U.S. currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing”.

     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time

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before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing”.

     The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a mutual fund may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to the Fund under the CEA. The Fund will only enter into futures contracts and futures options that are traded on a U.S. or non-U.S. exchange, board of trade, or similar entity or that are quoted on an automated quotation system.

     Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless

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require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

(3) Structure of the Management

(i) Structure of the Investment Management

     Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and is predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2016, Wellington Management had investment management authority with respect to approximately $998 billion in client assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.

     The managers primarily responsible for the day-to-day management of the Fund are listed in section (3)(iii).

     The Fund is a party to an investment advisory agreement with Wellington Management whereby Wellington Management manages the investment and reinvestment of the Fund’s assets. In this capacity, Wellington Management continuously reviews, supervises, and administers the Fund’s investment program. Wellington Management discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the Fund. Vanguard’s Portfolio Review Group is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor and whether to hire, terminate, or replace an advisor.

(ii) Decision-Making Process of the Investment Management Policy

     The Fund has an investment objective as well as primary investment strategies and policies that it uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of

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shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental, and may be changed without a shareholder vote.

     The Fund is run according to traditional methods of active investment management. Securities are bought and sold based on the Investment Advisor’s judgments about companies and their financial prospects, and about bond issuers and the general level of interest rates.

(iii) Duties and Powers

     As stated above, Wellington Management serves as Investment Advisor to the Fund. The portfolio managers of the Fund are:

John C. Keogh, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1979, has been with Wellington Management since 1983, and has managed the fixed income portion of the Fund since 2008 (co-managed since 2017). Education: B.A., Tufts University.

Loren L. Moran, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has worked in investment management since 2006, has been with Wellington Management since 2014, and has co-managed the fixed income portion of the Fund since 2017. Education: B.S., Georgetown University.

Michael E. Stack, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1994, has been with Wellington Management since 2000, and has co-managed the fixed income portion of the Fund since 2017. Education: B.A., University of Virginia.

W. Michael Reckmeyer, III, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984, has been with Wellington Management since 1994, and has managed the equity portion of the Fund since 2007. Education: B.S. and M.B.A., University of Wisconsin.

     As stated above, Vanguard’s Portfolio Review Group, as well as the officers and trustees of the Fund, supervise and oversee Wellington Management’s activities related to the Fund.

(4) Distribution Policy

     The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually

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in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

     Investors in Japan will receive distributions of income dividends or capital gains in cash.

     The above sentence does not guarantee the future payment of dividends nor their amounts.

(5) Investment Limitations

Fundamental Investment Policies

     The Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.

(1) Borrowing. The Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(2) Commodities. The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(3) Diversification. With respect to 75% of its total assets, the Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

(4) Industry Concentration. The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

(5) Loans. The Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(6) Real Estate. The Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

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(7) Senior Securities. The Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(8) Underwriting. The Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”), in connection with the purchase and sale of portfolio securities.

     Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see “Investment Policy, Objects of Investment in Part II 2.2.”.

     None of these policies prevents the Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements.

Sale of Investor Shares of the Fund in Japan.

     In connection with the offering of the Fund’s Investor Shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association that the Fund may not:

(1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund’s net assets;

(2) Together with other mutual funds managed by Vanguard, acquire more than 50% of the outstanding voting securities of any issuer;

(3) Invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the board of trustees); and

(4) Sell securities short at any time in excess of its net asset value.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as (1) shares of the Fund are qualified for offer or sale in Japan, and (2) the undertaking is required by “Standards of Selection of Foreign Investment Fund Securities” established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

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3. INVESTMENT RISKS

(1) Principal Risks

     The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because fixed income securities such as bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund’s overall level of risk should be low to moderate.

  With approximately 60% to 65% of its assets allocated to bonds, the Fund is proportionately subject to the following bond risks: interest rate risk, which is the chance that bond prices will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. For mortgage-backed securities, this risk is known as prepayment risk.
  With approximately 35% to 40% of its assets allocated to stocks, the Fund is proportionately subject to the following stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from mid- and large-capitalization dividend-paying value stocks will trail returns from the overall stock market. Mid- and large-cap stocks each tend to go through cycles of doing better —or worse —than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks because, among other things, mid-size companies are sensitive to changing economic conditions.
  The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the financial and industrial sectors subject the Fund to proportionately higher exposure to the risks of these sectors.
  Refer to Part II, 2. (2), Objects of Investment for further information on risks.

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Futures Contracts and Options on Futures Contracts —Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

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A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Cybersecurity Risks. The increased use of technology to conduct business could subject a fund and its third-party service providers (including, but not limited to, investment advisors and custodians) to risks associated with cybersecurity. In general, a cybersecurity incident can occur as a result of a deliberate attack designed to gain unauthorized access to digital systems. If the attack is successful, an unauthorized person or persons could misappropriate assets or sensitive information, corrupt data, or cause operational disruption. A cybersecurity incident could also occur unintentionally if, for example, an authorized person inadvertently released proprietary or confidential information. Vanguard has developed robust technological safeguards and business continuity plans to prevent, or reduce the impact of, potential cybersecurity incidents. Additionally, Vanguard has a process for assessing the information security and/or cybersecurity programs implemented by a fund’s third-party service providers, which helps minimize the risk of potential incidents. Despite these measures, a cybersecurity incident still has the potential to disrupt business operations, which could negatively impact a fund and/or its shareholders. Some examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to, the following: a fund may be unable to calculate its net asset value (NAV), a fund’s shareholders may be unable to transact business, a fund may be unable to process transactions on behalf of its shareholders, or a fund may be unable to safeguard its data or the personal information of its shareholders.

Non-U.S. Securities—Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed non-U.S. countries. These risks include, but are not limited to, the following: nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws; controls on non-U.S. investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; generally smaller, less seasoned, or newly organized companies; difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of non-U.S. investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and

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securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers.

Non-U.S. Securities—Russian Market Risk. There are significant risks inherent in investing in Russian securities. The underdeveloped state of Russia’s banking system subjects the settlement, clearing, and registration of securities transactions to significant risks. In March of 2013, the National Settlement Depository (NSD) began acting as a central depository for the majority of Russian equity securities; the NSD is now recognized as the Central Securities Depository in Russia.

For Russian issuers with fewer than 50 shareholders, ownership records are maintained only by registrars who are under contract with the issuers and are currently not settled with the NSD. Although a Russian subcustodian will maintain copies of the registrar’s records (Share Extracts) on its premises, such Share Extracts are not recorded with the NSD and may not be legally sufficient to establish ownership of securities. The registrars may not be independent from the issuer, are not necessarily subject to effective state supervision, and may not be licensed with any governmental entity. A fund will endeavor to ensure by itself or through a custodian or other agent that the fund’s interest continues to be appropriately recorded for Russian issuers with fewer than 50 shareholders by inspecting the share register and by obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability, and the possibility exists that a subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or may improperly dilute its interest. In addition, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, a fund may find it difficult to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

(2) Management Structure for the Risks

     The Fund’s Investment Manager, Vanguard, regularly reviews the Fund’s investments and operations to determine that the Fund remains in compliance with all applicable regulatory requirements.

     The Fund uses derivative transactions, etc. for hedging purposes and/or non-hedging purposes as set forth herein. As for the said derivatives, the Fund implements the risk management methods based on compliance with the EU Directive concerning UCITS applicable to the Fund.

(3) Reference Information on the Risk

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[Graphs etc. required under the laws of Japan will be inserted here (English translation is to be filed as an exhibit).]

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4. FEES AND TAX

(1) Sales Charge

(a) Sales charge in overseas markets:

No sales charge will be charged in overseas markets.

(b) Sales charge in Japan:

No sales charge will be charged in Japan.

(2) Repurchase Charge

(a) Repurchase charge in overseas markets:

No repurchase charge will be charged in overseas markets.

(b) Repurchase charge in Japan:

No repurchase charge will be charged in Japan.

(3) Management Fee, etc.

(a) Trustee Fees:

     The individuals listed on the following Trustees’ Compensation table serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation in consideration of the oversight of the management of the funds. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

*	The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
*	The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
*	Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible

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trustee’s separate account will be credited annually with interest at a rate of
7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

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VANGUARD WELLESLEY INCOME FUND TRUSTEES’ COMPENSATION TABLE
		Pension or		Total
			Accrued Annual
	Aggregate	Retirement		Compensation
			Retirement
Names of	Compensation	Benefits		from All
			Benefit at
Trustees	from this Fund	Accrued as Part		Vanguard Funds
			January 1, 2017
	(1)	of this Fund’s		Paid to
			(2)
		Expenses (1)		Trustees(3)
F. William	N/A	N/A	N/A	N/A
McNabb III
Emerson U.	$5,607	N/A	N/A	$237,000
Fullwood
Rajiv L. Gupta	5,923	N/A	N/A	250,333
Amy Gutmann	5,607	N/A	N/A	237,000
JoAnn
Heffernan	5,923	$138	$7,509
Heisen				248,333
F. Joseph	5,923	N/A	N/A	250,333
Loughrey
Mark	6,654	N/A	N/A	281,333
Loughridge
Scott C. Malpass	5,607	N/A	N/A	230,3000
André F. Perold	5,923	N/A	N/A	237,000
Peter F.
Volanakis	5,923	N/A	N/A	250,333

(1)	The amounts shown in this column are based on the Fund’s fiscal year ended September 30, 2016.
(2)	Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3)	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 198 Vanguard funds for the 2016 calendar year.

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(b) Management Fees and other expenses:

     The Fund’s total annual operating expenses for the Investor Shares as of September 30, 2016 were 0.22% of its average net assets.

     At September 30, 2016, the Fund had contributed 0.01% of its average net assets to Vanguard for office space, facilities, and equipment to allow Vanguard to supply the Fund with corporate management, administrative, marketing and distribution services.

     For the fiscal year ended September 30, 2016, the Fund paid to Vanguard, in consideration of management (including transfer agency) and administrative services, 0.11%, and, in consideration for marketing and distribution services, 0.01%, each which are presented as a percentage of the Fund’s average month-end net assets. The Fund paid $ 23,988,000, before a performance-based increase of $ 51,000, as the consideration for investment advisory services to the Investment Advisor for the same period.

(4) Other Expenses

Account Administration Fee

     In Japan, an Account Administration Fee at the rate of 0.648% (0.60% excluding tax) multiplied by the Shareholder’s average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which the Shareholder holds the Shares and assessed at the time of redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.

     The Account Administration Fee shall be calculated and collected from each Shareholder in the following manner.

1.	At the end of each calendar quarter, the Shareholder’s average daily account balance will be calculated in respect of the Fund. This initial calculation is in Yen.

2.	A fee of one quarter of the 64.8 basis point (60 basis point excluding tax)
annual fee will be calculated based on the average account balance so calculated (Note that in the case of Shareholder accounts which are partially or fully redeemed prior to the end of each calendar quarter, the fee shall be charged in proportion to the period in which such shareholder

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holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.).

3.	Please confirm with the Agent Company or each Distributor as to the method of collecting the Account Administration Fee.

(5)	Tax Treatment of Shareholders in Japan
As of the date hereof, tax Treatment of Shareholder in Japan will be as follows:
I	Funds classified under Japanese tax law as publicly offered, foreign, public and corporate bond investment trusts
	(1)	Units may be handled in a specified account of a financial instruments business firm which handles a specified account.
	(2)	Where received payment via a person in charge of handling payment in Japan, distributions to be made by funds will be treated as ordinary distributions made by publicly offered, domestic public and corporate bond investment trusts.
	(3)	Where received payment via a person in charge of handling payment in Japan, distributions of funds to be paid to Japanese individual unitholders are subject to withholding of income tax in Japan at 20.315% (15.315% income tax and 5% residential tax) (20% (15% income tax and 5% residential tax) on and after 1 January, 2038).
Japanese individual unitholders, in principle, will file a tax declaration because self-assessed separate taxation treatment is applied, however, no additional tax will be levied in addition to withholding tax where non tax declaration treatment is selected.
Where non tax declaration treatment is not selected, distributions may be set off against transfer losses (including carried over losses) from certain Listed Shares, etc. (meaning the Listed Shares, etc. prescribed in the Act on Special Measures concerning Taxation. The same shall apply hereinafter.)
	(4)	As for distributions (including profits, in terms of the fund's denominated currency, between the repurchase amount and the amount equal to the capital of the fund) to be made by the fund to Japanese corporate unitholders, where received payment via a person in charge of handling payment in Japan, are subject to withholding tax at 15.315% in Japan (income tax only) (excluding certain public corporations, etc.
(meaning Domestic Corporation listed in Appended Table 1 of Income Tax Act. The same shall apply hereinafter.) and financial institutions, etc.), in certain cases, a report concerning payments will be filed with the chief of the tax office (the taxation rate will be 15% on and after 1 January, 2038).
	(5)	Where Japanese individual unitholders transfer their units by requesting repurchase or other method (including the case of switching from one class to another class),the transfer profits are subject to tax concerning transfer profits from the listed shares, etc.,

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and the transfer profits or losses of units, which is the amount (in yen) of the transfer price of the units minus the unitholder's acquisition cost (in yen) (hereinafter the same), will be subject to withholding of income tax in Japan at 20.315% (15.315% income tax and 5% residential tax) (20% (15% income tax and 5% residential tax) on and after 1 January, 2038). Transfer profits or losses of units may be treated in self-assessed separate taxation treatment and the same taxation rate as the withholding taxation rate will apply. Where non tax declaration treatment is selected, no additional tax is levied in addition to withholding tax.

Transfer profits or losses may be set off against transfer profits or losses from certain other listed shares, etc. and distribution income, etc. from certain listed shares, etc. Where tax return is carried out, certain transfer losses may be carried over for three years from the following year.

	(6)	Where individual unitholders receive repurchase of the fund, as it is deemed to be a transfer concerning the repurchase of the fund, the same tax treatment as (5) will apply.
	(7)	A report of payments, in certain cases, will be filed with the chief of the tax office with respect to distributions and to transfer and repurchase payments to Japanese individual unitholders.
Note: Unitholders in Japan, whether corporations or individuals, who do not have or have not formerly had their residences, their registered office or permanent entity in the State of Delaware, U.S.A., are not subject to any tax to be imposed by the State of Delaware, U.S.A. tax authority in connection with their investment in Units.
II	Funds classified under Japanese tax law as publicly offered, foreign share investment trusts
	(1)	Units may be handled in a specified account of a financial instruments business firm which handles a specified account.
	(2)	Where received payment via a person in charge of handling payment in Japan, distributions to be made by funds will be treated as ordinary distributions made by publicly offered, domestic, share investment trusts.
	(3)	Where received payment via a person in charge of handling payment in Japan, distributions of funds to be paid to Japanese individual unitholders are subject to withholding tax at 20.315% (15.315% income tax and 5% residential tax) (20% (15% income tax and 5% residential tax) on and after January 1, 2038).

Although Japanese individual unitholders may file a tax declaration by selecting either consolidated tax treatment or self-assessed separate taxation treatment, no additional tax will be levied in addition to withholding tax when non tax declaration treatment is selected.

When self-assessed separate taxation treatment is selected, distributions may be set off against transfer losses from (including carried over losses) certain Listed Shares etc.

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(4) Distributions (including profits between the redemption amount and the amount equal to the capital of the fund on a certain reference currency basis) to be made by the fund to Japanese corporate unitholders, where received payment via a person in charge of handling payment in Japan, are subject to withholding tax at 15.315% in Japan (income tax only) (excluding certain public corporations, etc.). In certain cases, a report concerning payments will be filed with the chief of the tax office (15% on and after January 1, 2038). The provisions of Japanese tax laws allowing to make certain deductions from taxable income do not apply.

(5) Distributions of net investment returns such as interest, etc. and distributions of short-term net realized capital gains will be, in principle, subject to withholding of U.S. federal income tax currently at the rate of 10% and the amount obtained after such deduction will be paid in Japan. Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan.

The Japanese withholding tax imposed on distributions as referred to in (3) and (4) above will be collected by way of the so-called “balance collection method,” so that only the amount equivalent to 10% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) When Japanese individual unitholders transfer their units by requesting repurchase or other method (including where the units have been converted to units of other class), the transfer profits are subject to tax concerning transfer profits from the Listed Shares etc., and the transfer profits or losses of units will be subject to, in withholding tax selected account, withholding tax at 20.315% (15.315% income tax and 5% residential tax) (20% (15% income tax and 5% residential tax) on and after January 1, 2038).

Transfer profits or losses of units may be treated in separate taxation in which the same taxation rate as the withholding taxation rate will apply. When non tax declaration treatment is selected, no additional tax is levied in addition to withholding tax.

Transfer profits or losses may be set off against transfer profits or losses from certain other listed shares, etc. and distribution income, etc. from certain listed shares, etc. When self-assessed separate taxation treatment is selected, losses may be carried over for three years from the following year.

(7) When Japanese individual unitholders receive redemption of the fund, the same tax treatment as (6) will apply.

(8) In certain cases, a report of payments will be filed with the chief of the tax office with respect to distributions and to transfer and repurchase payments to Japanese individual unitholders.

Note: Japanese unitholders, whether corporations or individuals, who do not have or have not formerly had their residences, their registered office or permanent entity in the State of Delaware, U.S.A. are not subject to any tax to be imposed by the tax authority of the State of Delaware, U.S.A.

0412136, v0.1

in connection with their investment in Units.

III This Fund will be treated as a public, offered, foreign, share fund under the tax law. However, there is a possibility that taxes described above may be treated differently in future as a result of judgments of tax authorities.

IV The treatment of taxes as set out in I through III above may change as a result of changes in tax regimes, etc. Investors should consult their professional tax advisers etc. on details of tax treatment of unitholders.

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5.	STATUS OF INVESTMENT FUND
(1)	Diversification of Investment Portfolio
[Please refer to the separate worksheet.]
(2)	Investment Assets
	(a)	Names of Major Portfolio Equity/Bond Shares
[Please refer to the separate worksheet.]
	(b)	Investment Properties Not Applicable.
	(c)	Other major Investment Assets Not Applicable.
(3)	Results of Past Operations
	(a)	Record of Changes in Net Assets
[Please refer to the separate worksheet.]
	(b)	Record of Distributions Paid
[Please refer to the separate worksheet.]
	(c)	Record of Changes in Annual Return
[Please refer to the separate worksheet.]

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(d)	Miscellaneous (Investor Shares) (i) Total Return

Total Return represents past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both the share price and return can fluctuate widely. An investor’s shares, when redeemed, could be worth more or less than their original cost. The average annual return includes the fluctuation of the price of the shares, distribution and capital gains; however, the returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

					(As of the end of January, 2017)
	past 1	past 1	past 3	past 5	past 10 years	Since the
	month	year	years	years		establishment
Wellesley
Income	0.27%	8.60%	5.98%	6.95%	6.65%	9.83%
Fund

* The date of the establishment is July 1, 1970.

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(ii) Annual performance (Calendar year)

Year	Capital Return	Income Return	Total Return
2016	4.97%	3.11%	8.08%
2015	-1.73%	3.01%	1.28%
2014	4.73%	3.33%	8.07%
2013	5.92%	3.27%	9.19%
2012	6.61%	3.45%	10.06%
2011	5.67%	3.96%	9.63%
2010	6.53%	4.12%	10.65%
2009	10.70%	5.32%	16.02%
2008	-14.18%	4.34%	-9.84%
2007	1.23%	4.38%	5.61%
2006	6.70%	4.58%	11.28%
2005	-0.59%	4.07%	3.48%
2004	3.39%	4.18%	7.57%
2003	5.08%	4.58%	9.66%
2002	-0.05%	4.69%	4.64%
2001	2.20%	5.16%	7.39%
2000	10.02%	6.15%	16.17%
1999	-9.17%	5.03%	-4.14%
1998	6.43%	5.41%	11.84%
1997	13.79%	6.40%	20.19%
1996	3.33%	6.09%	9.42%
1995	21.55%	7.36%	28.91%
1994	-10.16%	5.72%	-4.44%
1993	8.16%	6.48%	14.65%
1992	1.62%	7.06%	8.67%
1991	12.86%	8.71%	21.57%
1990	-4.29%	8.04%	3.76%
1989	11.81%	9.13%	20.93%
1988	4.74%	8.88%	13.61%
1987	-8.10%	6.18%	-1.92%
1986	9.25%	9.09%	18.34%

* The date of the establishment is July 1, 1970.

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(iii) Monthly performance

	Total		Total		Total		Total
	Return (%)		Return (%)		Return (%)		Return
							(%)
July,	0.68	July,	3.99	July,	2.60	July,	-0.91
1990		1992		1994		1996
August,	-3.97	August,	0.49	August,	0.94	August,	0.92
1990		1992		1994		1996
September,	-0.43	September,	1.03	September,	-2.67	September,	2.89
1990		1992		1994		1996
October,	1.36	October,	-1.51	October,	-0.06	October,	4.14
1990		1992		1994		1996
November,	3.53	November,	0.66	November,	-1.37	November,	3.69
1990		1992		1994		1996
December,	2.05	December,	2.10	December,	1.03	December,	-1.30
1990		1992		1994		1996
January,	1.25	January,	1.98	January,	2.87	January,	1.32
1991		1993		1995		1997
February,	2.59	February,	3.40	February,	3.08	February,	0.67
1991		1993		1995		1997
March,	1.39	March,	1.31	March,	1.06	March,	-2.55
1991		1993		1995		1997
April,	1.02	April,	0.16	April,	2.00	April,	2.16
1991		1993		1995		1997
May,	1.31	May,	0.52	May,	5.45	May,	2.65
1991		1993		1995		1997
June,	-1.29	June,	2.36	June,	0.87	June,	2.20
1991		1993		1995		1997
July,	2.43	July,	0.98	July,	0.21	July,	5.97
1991		1993		1995		1997
August,	2.37	August,	3.37	August,	1.66	August,	-2.24
1991		1993		1995		1997
September,	1.92	September,	0.65	September,	2.31	September,	3.66
1991		1993		1995		1997
October,	1.62	October,	0.45	October,	0.76	October,	0.67
1991		1993		1995		1997
November,	-0.28	November,	-2.23	November,	2.81	November,	2.44
1991		1993		1995		1997
December,	5.52	December,	0.93	December,	2.68	December,	1.89
1991		1993		1995		1997
January,	-2.77	January,	1.87	January,	0.93	January,	0.78
1992		1994		1996		1998
February,	-0.11	February,	-2.96	February,	-2.18	February,	1.27
1992		1994		1996		1998
March,	-0.57	March,	-3.36	March,	0.03	March,	2.51
1992		1994		1996		1998
April,	2.04	April,	0.11	April,	-0.61	April,	0.00
1992		1994		1996		1998
May,	2.11	May,	0.66	May,	0.30	May,	0.81
1992		1994		1996		1998
June,	1.07	June,	-1.12	June,	1.33	June,	1.11
1992		1994		1996		1998

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	Total		Total		Total		Total
	Return (%)		Return (%)		Return (%)		Return
							(%)
July,	-1.29	July,	198	July,	-2.09	July,	0.34
1998		2000		2002		2004
August,	-2.43	August,	2.93	August,	0.86	August,	2.07
1998		2000		2002		2004
September,	5.54	September,	1.85	September,	-2.67	September,	0.66
1998		2000		2002		2004
October,	0.31	October,	1.21	October,	2.31	October,	0.66
1998		2000		2002		2004
November,	2.38	November,	1.20	November,	2.36	November,	0.89
1998		2000		2002		2004
December,	0.46	December,	3.80	December,	0.82	December,	1.96
1998		2000		2002		2004
January,	-0.50	January,	0.25	January,	-1.56	January,	-0.09
1999		2001		2003		2005
February,	-2.86	February,	1.23	February,	0.10	February,	1.25
1999		2001		2003		2005
March,	0.76	March,	-0.07	March,	-0.11	March,	-1.41
1999		2001		2003		2005
April,	3.22	April,	1.88	April,	3.40	April,	0.94
1999		2001		2003		2005
May,	-0.69	May,	1.02	May,	4.24	May,	1.07
1999		2001		2003		2005
June,	-0.07	June,	-0.18	June,	0.18	June,	0.87
1999		2001		2003		2005
July,	-1.64	July,	1.80	July,	-3.38	July,	0.09
1999		2001		2003		2005
August,	-0.95	August,	0.67	August,	0.40	August,	0.78
1999		2001		2003		2005
September,	-0.53	September,	-0.56	September,	1.72	September,	-0.25
1999		2001		2003		2005
October,	0.88	October,	0.43	October,	0.44	October,	-1.34
1999		2001		2003		2005
November,	-0.68	November,	0.14	November,	0.54	November,	1.03
1999		2001		2003		2005
December,	-1.04	December,	0.57	December,	3.52	December,	0.53
1999		2001		2003		2005
January,	-1.01	January,	0.45	January,	0.48	January,	0.85
2000		2002		2004		2006
February,	-3.00	February,	1.65	February,	1.38	February,	0.80
2000		2002		2004		2006
March,	5.61	March,	-0.10	March,	0.34	March,	-1.58
2000		2002		2004		2006
April,	0.16	April,	0.70	April,	-2.17	April,	1.09
2000		2002		2004		2006
May,	1.27	May,	1.33	May,	-0.34	May,	-0.66
2000		2002		2004		2006
June,	-0.63	June,	-0.93	June,	1.12	June,	0.58
2000		2002		2004		2006

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	Total		Total		Total		Total
	Return (%)		Return (%)		Return (%)		Return
							(%)
July,	2.14	March,	-0.71	November,	3.20	July,	0.04
2006		2008		2009		2011
August,	1.81	April,	1.16	December,	-1.16	August,	-0.27
2006		2008		2009		2011
September,	1.23	May,	-0.56	January	-0.29	September,	-1.46
2006		2008		2010		2011
October,	1.64	June,	-3.14	February,	1.08	October,	4.03
2006		2008		2010		2011
November,	1.30	July,	0.15	March,	1.99	November,	-0.53
2006		2008		2010		2011
December,	0.65	August,	0.78	April,	1.49	December,	2.53
2006		2008		2010		2011
January,	0.32	September,	-3.47	May,	-2.71	January,	1.88
2007		2008		2010		2012
February,	0.91	October,	-7.19	June,	0.19	February,	1.28
2007		2008		2010		2012
March,	0.63	November,	0.33	July,	3.49	March,	0.46
2007		2008		2010		2012
April,	1.73	December,	4.07	August,	0.86	April,	0.93
2007		2008		2010		2012
May,	0.45	January,	-4.62	September,	2.70	May,	-1.43
2007		2009		2010		2012
June,	-2.22	February,	-4.96	October,	0.88	June,	2.00
2007		2009		2010		2012
July,	-0.73	March,	2.94	November,	-0.92	July,	2.44
2007		2009		2010		2012
August,	1.42	April,	3.54	December,	1.54	August,	0.53
2007		2009		2010		2012
September,	0.68	May,	4.39	January,	0.65	September,	0.86
2007		2009		2011		2012
October,	0.94	June,	0.05	February,	1.88	October,	0.25
2007		2009		2011		2012
November,	-0.18	July,	5.68	March,	0.14	November,	0.29
2007		2009		2011		2012
December,	-2.89	August,	2.32	April,	2.58	December,	0.19
2007		2009		2011		2012
January,	-0.82	September,	0.86	May,	0.84	January,	1.45
2008		2009		2011		2013
February,	- 1.31	October,	-0.05	June,	-1.06	February,	1.23
2008		2009		2011		2013

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	Total		Total		Total	Total
	Return (%)		Return (%)		Return (%)	Return (%)
March,	1.26	November,	1.31	July	1.38
2013		2014		2016
April,	1.97	December,	-0.16	August,	0.00
2013		2014		2016
May,	-0.87	January,	0.55	September,	-0.32
2013		2015		2016
June,	-1.59	February,	0.81	October,	-1.22
2013		2015		2016
July,	2.04	March,	-0.10	November,	-0.74
2013		2015		2016
August,	-1.87	April,	0.51	December,	1.35
2013		2015		2016
September,	1.63	May,	-0.12	January	0.27
2013		2015		2017
October,	2.10	June,	-2.06
2013		2015
November,	0.79	July,	1.23
2013		2015

December,	0.81	August,	-2.16
2013		2015
January,	-0.36	September,	0.11
2014		2015
February,	2.06	October,	3.40
2014		2015
March,	0.92	November,	0
2014		2015
April,	1.19	December,	-0.79
2014		2015
May,	1.21	January	-0.20
2014		2016
June,	0.78	February	0.45
2014		2016
July,	-1.00	March	3.52
2014		2016
August,	1.99	April	0.91
2014		2016
September,	-1.25	May	0.59
2014		2016
October,	1.17	June	2.18
2014		2016

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(iv) The contents of the portfolio (as of the end of January, 2017)

Fund Asset Allocation
Short-term reserves	0.19%	Bonds	61.24%
Stocks	38.57%

The fluctuation of sell and purchase (annual base)	31.5%
Short-term Reserves	0.2%

Characteristics of Stocks

The number of the shares	61
The average market capital (Median)	114.9 billion dollars
PER	21.8x
PBR	2.8x
ROE	17.4%
The growth rate of profit	0.1%
Non-U.S. issuers	5.7%

Characteristics of Bonds

The number Bonds	977
Yield to Maturity	2.8%
The average coupon	3.5%
The average Effective Maturity	9.4 years
The average of duration	6.4 years

Diversification by issuer [The percentage of bonds]

Industrial	36.9%
Finance	27.2%
Utilities	6.7%
Government Mortgage-Backed	0.7%
Non-U.S.	4.7%

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U.S. Treasury / Agency	14.3%
Asset-Backed	4.6%
Commercial Mortgage-Backed	0.4%
Others	4.5%
Total	100.0%

Diversification by rating [The percentage of the bonds]

U.S. Government	15.4%
Aaa	6.9%
Aa1	1.8%
Aa2	3.3%
Aa3	9.6%
A1	12.1%
A2	10.5%
A3	20.8%
Baa1	11.9%
Baa2	5.5%
Baa3	2.1%
Ba1	0.0%
Ba2	0.0%
Ba3	0.0%
B1	0.0%
B2	0.0%
B3	0.0%
Caa1	0.0%
Caa2	0.0%
Caa3	0.0%
Ca	0.0%
C	0.0%
DEFAULT	0.0%

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NOT RATED	0.0%
CASH	0.1%
Total	100.0%

(v) Risk analysis (as of the end of January, 2017)

R Squared	0.97
Beta	1.03

*	R Squared and Beta are calculated from trailing 36-month fund returns relative to the Dow Jones
U. S. Total Stock Market Index.
*	“R Squared” is a measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be
1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.
*	“Beta” is a measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a
Beta of 1.00. Compared with a given index, a fund with a Beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund’s beta should be reviewed in conjunction with its R-squared. The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.

(4) Record of Sales and Repurchase

[Please refer to the separate worksheet.]

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II.	MANAGEMENT AND ADMINISTRATION
1.	PROCEDURES FOR SUBSCRIPTION (SALES) a. Procedures for Subscription in the United States

     Investors buy Shares at the Fund’s NAV as of their “trade date.” For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., U.S. Eastern time), receive a trade date of the same day, and purchase requests received after that time will receive a trade date of the first business day following the date of receipt.

b. Procedures for Subscription in Japan

     In Japan, Shares of the Fund are offered on any Fund Business Day (i.e., any day on which the New York Stock Exchange is open for trading) when sales handling companies are open for business in Japan (with the exception of a day in which the next business day is a national holiday in Japan) during the subscription period mentioned in “8. Period of Subscription, Part I Information Concerning Securities” of the securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the “Contract”) and receive from such investors an application for requesting the opening of a transactions account under the Contract. The minimum shares to open an account shall be five shares.

     The issue price for Shares during the subscription period shall be, in principal, the NAV per Share next calculated after the Fund has received such application. The Trade Date in Japan is the day when the Sales Handling Company confirms the execution of the order (generally, the next day following the date of the order in Japan). The payment and delivery shall be made in Yen on the fourth business day from and including the Trade Date. No sales charge is added in Japan, provided, however, that an Account Administration Fee at an annual rate of 0.648% (0.60% excluding tax) multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.

     Shareholders will receive from the Sales Handling Company a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in Yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Date and which shall be determined by the Sales Handling Company. The payment by the investor to the Distributor may be made in U.S. Dollars to the extent that the Sales Handling Companies can agree.

     In addition, the Sales Handling Companies in Japan who are members of the Japan Securities Dealers Association cannot continue sales of the Shares in Japan when the net

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assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

2.	PROCEDURES FOR REPURCHASE OF SHARES
	a.	Procedures for Repurchase in the United States

     Investors may request a redemption of Shares at any time from their Fund account in any one of three ways: online, by telephone, or by mail. Shares are redeemed at the Fund’s next-determined NAV after Vanguard receives the redemption request, including any special documentation required under the circumstances. As long as your request is received on a business day before the close of regular trading on the New York Stock Exchange (generally 4 p.m., U.S. Eastern time), your shares are redeemed at that day’s NAV. NAVs are calculated on day that the NYSE is open for trading (a business day). This is known as your trade date. No charge is made by the Fund for redemptions. The proceeds of a redemption may be worth more or less than the Shareholder’s cost, depending on the market value of the securities held by the Fund.

b. Procedures for Repurchase in Japan

     Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to the Sales Handling Company on a Fund Business Day that is also a business day of the Sales Handling Companies in Japan (with the exception of a day in which the next business day is a national holiday in Japan). The Sales Handling Company shall send such requests to Vanguard. One share is acceptable as the minimum redemption amount.

     The price a Shareholder in Japan will receive is the NAV next calculated after the Fund receives the repurchase request from the Sales Handling Company. The payment of the price shall be made in Yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in U.S. Dollars. The payment for repurchase proceeds shall be made on the fourth business day of the Sales Handling Companies in Japan from and including the Trade Date.

     As to the Account Administration Fee, the Distributor shall have the right to redeem shares from the Fund in respect of which the Account Administration Fee is collected. Please refer to each Distributor for details of procedures of redemption of the shares.

c. Suspension of Repurchase:

     The Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund can suspend redemption and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.

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     The Trust has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     The Fund does not have a lock up period or restrictions on large-quantity redemptions, etc.

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3.	OUTLINE OF MANAGEMENT OF ASSETS, ETC.
(1)	Valuation of Assets

     Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., U.S. Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as non-U.S. securities that trade on non-U.S. markets that are open).

     Stocks held by a Vanguard fund are valued at their “market value” when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. Debt securities held by a fund are valued based on information furnished by an independent pricing service or market quotations. When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

     Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any non-U.S. securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF shares, institutional money market fund shares, or closed-end fund shares held by a fund are based on the market value of the shares.

     A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with non-U.S. securities, which may trade on non-U.S. exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of non-U.S. securities.

     Fair-value pricing may be used for domestic securities —for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV. A fund may use fair-value pricing with respect to its fixed income

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securities on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

     Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

(2)	Conversion of Shares
In Japan, the Shares cannot be converted to securities of other classes or series of the Trust.

(3)	Custody of Shares
To eliminate the need for safekeeping, the Fund will not issue certificates for the Shares.

(4)	Duration Period
Unless terminated as provided in the Agreement and Declaration of the Trust, the
Trust shall continue without limitation of time.
(5)	Fiscal Year
The accounts of the Fund will be closed each year on September 30th.
(6)	Miscellaneous
(a) Dissolution of Fund

The Fund may be terminated at any time by the trustees upon 60 days prior written notice to the Shareholders. Any series may be terminated at any time by the trustees upon 60 days prior written notice to the Shareholders of that series.

(b)	Procedures concerning the Changes of Agreements between the Related Companies:
	(i)	Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the Shareholders. Copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the U.S. Securities and Exchange Commission (SEC). The Agreement and Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the trustees then holding office. Any such restatement and/or amendment thereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or

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amendment shall be effective immediately upon filing with the Office of the Secretary of State of Delaware or upon such future date as may be stated therein.

In Japan, material changes in the Agreement and Declaration of Trust shall be published or notice thereof shall be sent to the Japanese Shareholders.

(ii) Agent Company Agreement

Agent Company Agreement shall be effective until terminated upon notice, three (3) months prior to the termination date, in writing to the other party.

The Agreement shall be governed by and construed in accordance with the laws of Japan.

(iii) Shares Distribution and Redemption Agreement

Shares Distribution and Redemption Agreement shall continue in effect until terminated upon three (3) months’ prior notice in writing to the other party to the agreement. The Agreement shall be governed by and construed in accordance with the laws of Japan. Any action brought under the agreement for indemnification or otherwise shall be brought in the Tokyo District Court and Vanguard submits to jurisdiction of the Tokyo District.

(iv) Investment Advisory Agreement

Investment Advisory Agreement may be terminated at any time without penalty either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on thirty (30) days’ written notice to Investment Advisor, and this Agreement may be terminated by Investment Advisor on ninety (90) days’ written notice to the Fund.

(v) Global Custody Agreement

Either party may terminate the Global Custody Agreement by notice in writing, delivered or dispatched by registered mail to the other party thereto, not less than sixty (60) days prior to the date upon which such termination becomes effective.

The agreement shall be subject to and construed in accordance with law of New York State.

(vi) Funds’ Service Agreement

Either party may terminate the Funds’ Service Agreement by notice in writing, delivered or dispatched by registered mail to the other party, not less than ninety (90) days prior to the date upon which such termination becomes effective.

4. INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY

SHAREHOLDERS, ETC.

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(1)	Rights of Shareholders and Procedures for Their Exercise:

     Shareholders in Japan must generally register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the Sales Handling Company. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Contract with the Sales Handling Companies.

     Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i)	Voting rights

Shareholders of the Fund are entitled to vote on a matter if (i) the matter concerns an amendment to the Agreement and Declaration of Trust that would adversely affect to a material degree the rights and preferences of the Shares of the Fund or any class; (2) the Trustees determine that it is necessary or desirable to obtain a Shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a Shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of Shareholders representing 10% or more of the Fund’s net assets, to change any fundamental policy of the Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, Shareholders of the Fund receive one vote for each U.S. Dollar of net asset value owned on the record date, and a fractional vote for each fractional Dollar of net asset value owned on the record date. However, only the Shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are non-cumulative and cannot be modified without a majority vote by the shareholders.

Shareholders in Japan are entitled to receive from the Sales Handling Companies pursuant to the Account Agreement to be entered between a Sales Handling Company and a Shareholder, notices of the Fund, whereby Shareholders have the Sales Handling Company exercise their voting rights.

(ii)	Repurchase rights

Shareholders are entitled to request repurchase of the Shares at the Shares’ Net Asset Value.

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(iii) Rights to receive dividends

The Shareholders of the Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No Shares of the Fund have priority or preference over any other Shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid ratably to all Shareholders of a particular class according to the number of Shares of the class held by Shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.

(iv) Right to receive distributions upon dissolution

In the event that the Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust, and at the discretion of the Court the accounting books and the minutes of any Shareholders' meetings.

(vi) Right to Transfer Shares

Shares are transferable within Japan to Japanese investors without restriction except as limited by applicable law.

(2) Foreign Exchange Control:

In the United States, there are no exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto Marunouchi Park Building 6-1, Marunouchi 2-chome Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of;

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(i) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(ii) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering concerned as well as for the continuous disclosure and filing the notification with the Commissioner of the Financial Services Agency is the following person:

Ken Miura
Attorney-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction:

     The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Units of the Fund acquired by Japanese investors.

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

     Enforcement Proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

III. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

[Please see exhibit]

2. CONDITION OF THE FUND

Statement of Net Assets

[Please refer to the separate worksheet.]

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IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT

FUND SECURITIES

1. Transfer of the Shares

     The transfer agent for the Shares is Vanguard, whose mailing address is P.O. Box 2600, Valley Forge, Pennsylvania 19482.

     The Japanese investors who entrust the custody of their Shares to a Sales Handling Company shall have their Shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of Shares.

2. The Closing Period of the Shareholders’ Book No provision is made.

3. There are no annual Shareholders’ meetings. Special Shareholders’ meeting may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

4. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

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PART III. SPECIAL INFORMATION

I. OUTLINE OF THE TRUST

1. Outline of the Trust

(1) Amount of Capital Stock

Not applicable.

(2) Structure of the Management of the Trust

     The trustees have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Amended and Restated Agreement and Declaration of Trust. The Amended and Restated Agreement and Declaration of Trust provides that the trustees have the power to do all things and execute all instruments as the trustees deem necessary, proper or desirable in order to promote the interests of the Trust.

     The number of trustees shall be fixed from time to time by a majority of trustees, provided, however, that the number of trustees shall at all times be at least one (1). If any vacancies shall exist, the remaining trustees shall fill such vacancy by appointing such other individual as they in their discretion shall see fit. A trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the total combined net asset value of all Shares of the Trust issued and outstanding. The trustees shall hold office during the lifetime of this Trust and until its termination or until he or she resigns, is removed or dies.

     The trustees of the Trust are authorized by the Amended and Restated Agreement and Declaration of Trust to issue Shares and to authorize the division of Shares into one or more series. The assets of each series shall irrevocably belong to that series for all purposes. The variations in the relative rights, privileges and preferences as between the different series shall be fixed and determined by the trustees. The trustees may authorize the division of Shares of any series into Shares of one or more classes of such series, with such variations between classes as may be approved by the board of trustees.

     Under the Amended and Restated Agreement and Declaration of Trust, the Shareholders have the power, as and to the extent provided therein, to vote only (i) for the election or removal of trustees as provided in Article IV, Section 1 of the Amended and Restated Agreement and Declaration of Trust, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the trustees may consider necessary or desirable unless otherwise required by law, each Shareholder shall have one vote for each U.S. Dollar (and a fractional vote for each fractional Dollar) of the net asset value of each Share (including fractional Shares) held by such Shareholder on the record date on each matter submitted to a vote at a meeting of Shareholders. There shall be no cumulative voting in the election of trustees. Votes may be made in person or by proxy. A

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proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

     Meetings of the Shareholders may be called by the trustees. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the trustees by delivering personally or mailing such notice not more than ninety (90), nor less than ten (10) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust.

     Except as otherwise provided by the 1940 Act or in the Amended and Restated Agreement and Declaration of Trust, at any meeting of Shareholders, the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

     The trustees are authorized by the Agreement and Declaration of Trust to adopt By-Laws not inconsistent with the Amended and Restated Agreement and Declaration of Trust to provide for the conduct of the business of the Trust. The By-Laws contemplate that the trustees shall elect a Chairman, a President, a Treasurer and a Secretary. The trustees may elect or appoint such other officers or agents as the business of the Fund may require. The trustees may delegate to any officer or committee the power to appoint any subordinate officers or agent. The trustees may amend or repeal the By-Laws of the Trust to the extent such power is not reserved to the Shareholders.

     The trustees may in their discretion provide for regular or stated meetings of the trustees. Notice of regular or stated meetings need not be given. Meetings of the Trustees other than regular or stated meetings shall be held whenever called by the Chairman or by any trustee. Notice of the time and place of each meeting other than regular or stated meetings shall be mailed to each trustee at least two days before the meeting, or shall be telegraphed, cabled, or wirelessed to each trustee, or personally delivered to him at least one day before the meeting.

     A majority of the trustees present in person at any regular or special meeting of the trustees shall constitute a quorum for the transaction of business at such meeting. Except as otherwise required by law, the Amended and Restated Agreement and Declaration of Trust or the Trust’s By-Laws, any action to be taken by the trustees may be taken by a majority of the trustees present at a meeting at which a quorum is present, or by written consent of all of the trustees.

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The Amended and Restated Agreement and Declaration of Trust contains provisions for the indemnification of trustees, officers and Shareholders of the Fund under the circumstances and on the terms specified therein.

2. Description of Business and Outline of Operation

The Trust may carry out any administrative and managerial acts, including the purchase, sale, subscription, and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund’s assets. The Trust has retained Vanguard, as the Investment Management Company and Transfer and Dividend-Paying Agent;
Wellington Management Company, LLP, as the Investment Advisor; and JPMorgan Chase
Bank, as the Custodian, to hold the assets of the Fund in custody.

3. Financial Conditions of the Management Company

Not Applicable.

4. Restrictions on Transactions with Interested Parties:

The Fund may not sell, purchase, or loan securities (excluding Shares in the Fund) or grant or receive a loan or loans to or from the Investment Advisor, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major Shareholders (meaning a Shareholder who holds, in his own or other name (as well as a nominee’s name), more than 10% of the total issued and outstanding Shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either
(a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

5. Miscellaneous

(1) Changes of Trustees and Officers

Trustees may be removed by, among other things, a vote representing two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding.
In the event of vacancy, the remaining trustees may fill such vacancy by appointing such other person as they in their discretion shall see fit. The trustees may add to their number as they consider appropriate. The trustees may elect and remove officers as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may be restated or amended at any time by an instrument in writing signed by a majority of the trustees then holding office.

(3) Litigation and Other Significant Events

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Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year-end for Vanguard Wellesley Income Fund is September 30th.

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II. OUTLINE OF THE OTHER RELATED COMPANIES

1. NAME, AMOUNT OF CAPITAL AND DESCRIPTION OF BUSINESS

(A) Vanguard (the “Investment Manager” and the “Transfer and Dividend-Paying Agent”)

(1) Amount of Capital (as of the end of January, 2017)

$250,032,582 (¥ 28,456 million)

(2) Description of Business

Vanguard was established in 1974 under the laws of Pennsylvania and is registered as an investment advisor under the Investment Advisers Act of 1940 (the “Advisers Act”). The Vanguard Group, Inc. was established and operates under an Amended and Restated Funds’ Service Agreement. The Amended and Restated Funds’ Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in The Vanguard Group, Inc. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital. At September 30, 2016, the Fund had contributed capital of $3,813,000 to Vanguard, representing 0.01% of the Fund’s average net assets, and 1.53% of Vanguard’s capitalization.

(B) JPMorgan Chase Bank (the “Custodian”)

(1) Amount of Capital as of December 31, 2016

$205.1 billion (unaudited) (approximately ¥ 23,345.4 billion)

(2) Description of Business

JPMorgan Chase Bank engages in business as a financial institution.

(C) Wellington Management Company LLP (the “Investment Advisor”)

(1) Amount of Capital as of December 31, 2016

The amount of partners’ contribution is $624,182,000 (unaudited) (approximately
¥ 71 billion).

(2) Description of Business

Wellington Management Company LLP (“Wellington Management”) is an investment advisory firm founded in 1928. Wellington Management managed approximately $998 billion in assets as of September 30, 2016. Wellington Management manages the Fund subject to the supervision and oversight of the officers and trustees of the Fund.

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(D) Vanguard Investments Japan, Ltd. (the “Agent Company”)

(1) Amount of Capital:

¥ 443.5 million as of the end of January 2017.

(2) Description of Business:

Vanguard Investments Japan, Ltd. performs first financial instruments business and investment management business in Japan.

(E) Monex, Inc. (the “Distributor” in Japan)

(1) Amount of Capital:

¥12,200 million as of the end of December 2016

(2) Description of Business:

Monex, Inc. performs first financial instruments business in Japan.

2. OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(A) Vanguard (the “Investment Manager” and the “Transfer and Dividend-Paying Agent”)

Vanguard acts as investment manager and transfer and dividend-paying agent to the
Fund.

(B) JPMorgan Chase Bank (the “Custodian”)

     JPMorgan Chase Bank serves as the Fund’s custodian. The Custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of Fund assets, and appointing any non-U.S. sub-custodians or non-U.S. securities depositories.

(C) Wellington Management Company LLP (the “Investment Advisor”)

     The Fund employs Wellington Management under an investment advisory agreement to manage the investment and reinvestment of the Fund’s assets and to continuously review, supervise and administer the Fund’s investment program.

     The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the Wellesley Income Composite Index over the preceding 36-month period. The Index is a composite benchmark, weighted 65% in the Bloomberg Barclays U.S. Credit A or Better Bond Index and 35% in the FTSE High Dividend Yield Index. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

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     Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from Shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to Shareholders in writing. In addition, as the Fund’s sponsor and overall manager, Vanguard, may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

(D) Vanguard Investments Japan, Ltd. (the “Agent Company”)

Vanguard Investments Japan, Ltd. acts as the Agent Company in Japan.

(E) Monex, Inc. (the “Distributor” in Japan)

Monex, Inc. acts as the Distributor in Japan.

3. CAPITAL RELATIONSHIPS

The Trust contributed 1.53% of the capitalization of Vanguard as of September 30, 2016.

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III.	OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

A. Outline of the Investment Trusts in Delaware

     Delaware statutory trusts are governed by Chapter 38 of Title 12 of the Delaware Code. See “PART II. INFORMATION CONCERNING THE FUND – I.1 (4) Outline of Laws Regulating the Fund in the Jurisdiction Where Established” for a summary of the provisions contained in Chapter 38. To form a trust, a governing instrument is entered into and a certificate of trust is filed with the Secretary of State of the State of Delaware. Delaware statutory trusts are a common organizational form for U.S. registered management investment companies, commonly called “mutual funds”.

B. The System of Mutual Funds created as Delaware Statutory Trusts in Delaware

     A Delaware statutory trust is in the widest sense a business organization like a corporation or partnership. It can issue shares (beneficial interests) which may be freely transferred; the holders of such shares may receive dividends out of the income of the trust; and the management is separate from the ownership of each organization. Except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, the business and affairs of a Delaware statutory trust shall be managed by or under the direction of its trustees. See section 3806 of the Delaware Statutory Trust Act.

     Additionally, as a registered investment company (mutual fund), a Delaware statutory trust is regulated by the 1940 Act and other related U.S. federal and state laws. As long as a Delaware statutory trust operates as a registered mutual fund, the shareholders of the trust derive certain rights and protections under the U.S. federal securities laws. Such federal laws prohibit all false and misleading statements or omissions of material facts from the contents of the mutual fund's registration statement filed with the SEC. Further, various securities laws contain similar prohibitions in connection with the offer, sale and advertising of mutual funds.

(1) Formation of a Delaware Statutory Trust

     A Delaware statutory trust is formed by a governing instrument ("Agreement and Declaration of Trust") and the filing of a certificate of trust ("Certificate of Trust") pursuant to section 3810 of the Delaware Statutory Trust Act. Property of the trust is transferred to the trustees in accordance with the Agreement and Declaration of Trust, and the trustees manage and operate the trust for the benefit of the beneficial shareholders, whose shares may be freely transferred.

     The Agreement and Declaration of Trust generally contains such matters as the name of the trust, purpose, compensation to be paid to the trustees, powers and responsibilities of the trustees, shareholder meetings, rights of shareholders, payment of dividends, redemption of shares, period and termination of the trust, and the governing law of the trust.

     To become a registered mutual fund, a registration statement must be filed with the SEC under the 1933 Act and an election made under the 1940 Act.

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(2) Issuance of Shares

     In order to issue mutual fund shares, a fund must have a prospectus which contains various items of disclosure relating to the fund and its shares, such as: the fees associated with a purchase of the fund's shares, financial information about the fund for the past five years (or for the length of time the fund has been in operation), the fund's objectives and policies, any investment restrictions, the price at which shares may be purchased, the method by which shareholders may purchase and redeem shares, dividend and tax information relating to the ownership of shares, descriptions of the fund's management and expenses paid by the fund, a description of the fund's shares and any other information the fund desires to provide potential shareholders. The regulations regarding the issuance of a mutual fund's shares are the U.S. federal securities laws, Blue Sky laws and various sections of the United States Internal Revenue Code of 1986 (“Code”). The shares may not be issued unless the fund has an effective registration statement on file with the SEC. Further, each share of stock issued by a mutual fund must be a voting share and have equal voting rights with all other outstanding voting shares.

(3) Management and Operation of a Mutual Fund

     Management and operation of a mutual fund is generally conducted by having an investment advisory agreement with an investment advisor. The requirements for becoming an investment advisor for a mutual fund are that the advisor must be a registered investment advisor under the Investment Advisers Act of 1940, and must have been approved by the board of trustees/directors of a fund and its shareholders. The investment advisor discloses certain information to the competent supervisory authorities and the fund’s shareholders, in accordance with the investment advisory agreement, with respect to the management and operation of the fund’s assets.

     An advisory fee calculated in accordance with the net asset value of the fund is paid to the investment advisor. An investment advisor generally executes an investment advisory agreement with a fund relating to the investment and reinvestment of the fund’s assets. Such investment and reinvestment must be conducted subject to the investment objectives and restrictions provided for in the prospectus and other governing instruments.

a. Valuation of Assets

The fund's net asset value per share is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange). The total net asset value of the fund is determined by subtracting the fund's (share class’s) total liabilities from its total assets. The net asset value per share of the fund (share class) is determined by dividing the fund's (share class’s) net assets by the total number of shares outstanding at the time of calculation.

b. Sale, Redemption and Custody of Shares

(i) The purchase price of a fund’s shares will be the net asset value per share next computed after receipt of the sales order by the fund plus the sales charge, if applicable. Such purchase price is set forth in the prospectus.

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(ii) Redemption of shares shall be made for one share or its multiple, and the redemption price per share shall be the net asset value per share next computed after receipt by the fund of the order and share certificate if share certificates have been issued.

Subject to certain rules of the SEC, the fund may suspend the right of redemption temporarily. The principal underwriter may charge fees upon such redemption.

(iii) Custody of Shares

Investors' shares are usually held in book entry form by the fund's transfer agent. Certificates for shares are no longer issued for the Fund.. The transfer agent will furnish such shareholders with detailed statements of their accounts.

c. Outline of Disclosure Requirements

(i) Disclosure to shareholders

In accordance with the 1940 Act, a fund sends to its shareholders annual and semi-annual reports relating to its operations that contain financial information.

(ii) Disclosure to the SEC

Pursuant to the 1940 Act, a fund reports details of its financial condition and business operations to the SEC by annual and semi-annual reports.

d. Shareholders’ Rights and Procedures for the Exercise Thereof

Shareholders must be registered with a fund in order to exercise shareholders' rights directly against the fund. The representative right afforded to shareholders is the voting right. Other rights include the right to receive dividends, the right to receive distributions upon dissolution, the right to inspect accounting books and the like, the right to transfer shares, and other rights with respect to the U.S. registration statement (including the prospectus).

(i) Voting rights

Shareholders are entitled to one vote for each dollar of net asset value (determined as of the applicable record date) and a proportionate fractional vote for each fractional dollar amount owned with respect to any matter Shareholders are entitled to vote under the fund’s Declaration of Trust, By-laws or any applicable law. Voting rights shall be exercised at a shareholders meeting, or without a meeting if a consent in writing setting forth such action is signed by the shareholders entitled to vote on a subject matter thereof holding a majority of the shares entitled to vote thereon. Shareholders’ meetings shall be convened by the trustees or such other persons as specified in the fund's By-laws, and the meeting shall be held at the head office of the fund or such other place as the trustees may designate. Shareholders representing more than 50% of the outstanding shares entitled to vote being present (including those present by proxy) shall constitute a quorum unless otherwise provided for in any applicable statutes, rules and regulations, and, except as otherwise provided by

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law, the fund's Declaration of Trust, or By-laws, approval of a matter is given by vote (including vote by proxy) of a majority of the shares present and entitled to vote.

(ii) Redemption rights

Shareholders are entitled to request redemption of shares at their net asset value at any time, provided that the fund may suspend the right of redemption temporarily during the periods subject to the rules of the SEC under the 1940 Act.

(iii) Right to receive dividends

Shareholders are entitled to receive any declared distributions for each share held by them. Record dates are designated for the payment of distributions and payments are usually made during the months in which the record date falls or in the following month.

(iv) Right to receive distributions upon dissolution

Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust and, subject to the discretion of the court, the fund’s accounting books and minutes of shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction.

(vii) Rights with respect to the U.S. registration statement

The 1933 Act provides that if any effective part of the registration statement contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading, any person acquiring such security may sue every person who signed the registration statement, every person who was a trustee (or person performing similar functions) of the issuer at the time of filing of the registration statement, certain other persons who prepared any part of the registration statement and every underwriter with respect to such security.

e. Related Company and Others

(i) Investment management company

The investment management company shall manage and operate the assets of a fund subject to the terms of the investment advisory agreement and the fund's investment

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objectives and restrictions. The requirements for becoming an investment management company are that the manager must be a registered investment advisor under the Investment Advisers Act of 1940 and must have been approved by the board of trustees/directors of a fund and its shareholders.

(ii) Investment advisor

The investment advisor is usually the investment management company which ordinarily sponsors or organizes the mutual fund. The duties of the investment advisor are similar to those of the investment management company and include the management of the fund's investments and performance of certain administrative, clerical, bookkeeping and accounting services as set forth in the investment advisory agreement.

(iii) Underwriter-distributor

The underwriter-distributor is usually connected with the investment advisor, but this is not always the case. The underwriter-distributor must register as a broker-dealer with the SEC and must join the Financial Industry Regulatory Authority, Inc.

(iv) Custodian

The mutual fund usually appoints a bank to hold its securities and other assets as custodian. The requirements for becoming a custodian of a mutual fund are that the entity be either a bank having aggregate capital, surplus and undivided profits of not less than U.S.$500,000, be a member of a national securities exchange, or be a central certificate depositary established by a national securities exchange or a registered national securities association. A mutual fund may act as its own custodian under certain circumstances.

f. Governing Laws and Competent Authorities

(i) Governing laws regarding the creation and operation of a mutual fund created as a Delaware statutory trust

A Delaware statutory trust is created under the laws of the State of Delaware and is subject to the laws of that state. With respect to its operation as a mutual fund, it is also subject to the 1940 Act, the Code, and regulations promulgated under each statute. With respect to the sale of its shares, the fund is subject to the 1933 Act, the 1934 Act, the Blue Sky laws (state securities laws of the various states in the U.S.) and the regulations promulgated under said law. In addition, a Delaware statutory trust and its trustees may be subject to common law principles established through judicial decisions.

The substance of the governing law is as follows:

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Delaware Statutory Trust Act (Delaware Code Chapter 38 et seq.("Treatment of Delaware Statutory Trusts"))

Chapter 38 provides as follows:

Delaware has had in effect since October 1, 1988, the Statutory Trust Act which expressly recognizes the Delaware statutory trust. The principal purpose of the Statutory Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions.

The Statutory Trust Act permits the trust agreement of a statutory trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the statutory trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

Under the Statutory Trust Act, the beneficial owners of a Delaware statutory trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a statutory trust is managed by or under the direction of its trustees, who are not liable for the obligations of the statutory trust. The Statutory Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the statutory trust with such rights, powers and duties as are set forth herein.

To the extent that trustees or other persons who are responsible for managing the statutory trust have duties (including fiduciary duties) and liabilities relating thereto to the statutory trust or the beneficial owners, such persons duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable for their good faith reliance on the provision of the trust agreement.

Common Law

Common law is non-statutory law developed through court decisions. Certain legal principles developed through decisions rendered by the courts of the State of Delaware may be applicable to Delaware statutory trusts and trustees of such trusts.

Investment Company Act of 1940

The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits investment companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940

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Act regulates the custody of a fund's assets and, more generally, a fund's business and conduct.

Securities Act of 1933

The 1933 Act regulates the sales of securities. The 1933 Act requires a company seeking to offer securities to the public to disclose information about itself and the securities by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent statement or act in connection with the issuance or sale of securities unlawful.

Securities Exchange Act of 1934

The 1934 Act regulates the purchase and sale of securities in the secondary market and the use of proxy statements. It requires publicly traded companies to make periodic reports to the SEC and to shareholders. It prohibits the unlawful use of inside information and other fraudulent conduct and includes provisions relating to the oversight of securities markets and the regulation of securities brokers and dealers.

The Internal Revenue Code of 1986

The Code contains provisions governing the tax treatment of investment companies.

(ii) Outline of the Supervisory Authorities

A Delaware statutory trust which operates as a registered investment company is subject to supervision by the SEC and the securities authorities of the various U.S. states.

The SEC

(a) Registration

(Sections 8(a) and (b) of the 1940 Act)

An investment company must register with the SEC by filing a notification of registration. In order to sell Shares to the public, the Fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it does not comply with the requirements of Form N-1A, may order its modification or deny its effectiveness. The Form N-1A registration statement consists of the investment company's prospectus (Part A), statement of additional information (Part B) and exhibits (Part C).

(b) Suspension or revocation of registration as a registered investment company

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(Section 8(e) of the 1940 Act)

An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially in complete or misleading.

(c) Supervision of changes in trustees and officers

(Section 9(b) of the 1940 Act)

The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain federal securities laws.

(d) Supervision of the business

(Multiple Sections of the 1940 Act)

The SEC comprehensively regulates the function and activities of investment companies, including such matters as the distribution and redemption of shares, transactions with affiliates, relationships with investment advisors, holdings of other investment companies, capital structure, issuance of senior securities, borrowing and lending, custody of assets, fidelity bonding, etc.

(e) Periodic reports

(Section 30 of the 1940 Act)

The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

State Securities Supervisory Authorities

(a) Provisions concerning licenses

Most states require brokers, dealers, securities salespersons, and investment advisors either to acquire licenses from the state or, at least, to be registered with a state agency.

(b) Provisions concerning registration of securities

Each of the 50 states requires notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

(c) Provisions concerning prevention of fraud

In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in fine and/or

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imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

g. Dissolution, Termination, etc.

(i) Dissolution and termination

Under the Delaware Statutory Trust Act, the dissolution and termination of a statutory trust are governed by the Agreement and Declaration of Trust. Subject to the terms of the Agreement and Declaration of Trust and applicable securities laws, dissolution and termination may require approval of the trust's board of trustees, notification of shareholders and the filing of appropriate documents with the SEC. To liquidate a trust, all of the assets of the trust must be distributed to its creditors and shareholders in accordance with applicable law.

(ii) Amendments to the trust agreements

Amendments to the Agreement and Declaration of Trust of a statutory trust are governed by the terms of the Agreement and Declaration of Trust and applicable securities laws and, subject to the terms of the applicable Agreement and Declaration of Trust and securities laws, may be made by vote or with the written consent of the trustees and, as to some matters which might have detrimental effects upon the shareholders or as may be required by the 1940 Act, by approval of the holders of a majority of the outstanding shares.

h. Taxation of the Delaware statutory trust

If a fund complies with the conditions contained in Section 851 of the Code, the fund will qualify as a regulated investment company. If a fund distributes all of its net investment income and net capital gains, if any, to shareholders annually, it will be relieved of any federal income tax liability. Income dividends and net short-term gains distributions received by shareholders are taxable as ordinary income. Net long-term gains distributions received by shareholders are taxable as long-term capital gains regardless of how long the shareholder has held the shares of the fund.

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IV. MISCELLANEOUS

(1) With respect to “Part II. Information concerning the Fund -1. Description of the Fund - 5. Status of Investment Portfolio” and “3 Financial Conditions of the Fund”, the latest data after the filing date of the Securities Registration Statements which becomes available from time to time may be attached to the Prospectuses using charts or graphs. In addition, the exchange which is relevant to the Fund may be included.

(2) There are cases where the Fund obtains evaluation or rating from the rating agencies, etc. and uses such evaluation or rating.

(3) Logo marks of the distributors and/or the Fund may be indicated and the ornamental designs may be used on the cover page and the back cover page of the Japanese Prospectus. Also explanations of the logo marks may be indicated.

(4) In the Mandatory Prospectus, the following sentences will be described:

“The Explanatory Brochure (Mandatory Prospectus) is a prospectus prepared pursuant to the provisions of Article 13 of the Financial Instruments and Exchange Law (Law No. 25 of 1948, as amended)”.

“If investors require more detailed information about the Fund, the Prospectus on Request is to be delivered to them by the Distributor in Japan. Please note that when an investor requests the Prospectus on Request, he/she needs to record the fact of his/her requesting by him/herself.”

(5) On the cover page of the Prospectus on Request, the following sentence will be described:

“The Prospectus on Request is the one which will be delivered upon a request from an investor under Paragraph 3 of Article 15 of the Financial Instruments and Exchange Law and an investor needs to record the fact of requesting it when he/she requests.”

(6) The followings may be described in the Japanese Prospectus:

(i) Investors should read carefully the Prospectus before investing in the Fund.

(ii) As material items, outlines of market risks, credit risks, foreign exchange risks, and the possibility that investors will incur losses of their principal invested as the principal is not guaranteed and a net asset value per unit will be depreciated.

(iii) It is necessary to open the Foreign Securities Transactions Account.

(iv) A statement to the effect that “The provisions of Article 37-6 of the Financial Instruments and Exchange Law (the so-called “cooling-off” requirement) do not apply to transactions made in relation to the Fund.”

(v) The funds are different from deposit or saving.

(7) The most recent record of the performance of the Fund may be set forth in the Mandatory

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Prospectus.

(8) No share certificates of the Shares shall be issued.

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[Translation]

ANNUAL SECURITIES REPORT

(The 46th Accounting Period)

From: October 1, 2015

To: September 30, 2016

VANGUARD WELLESLEY INCOME FUND

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ANNUAL SECURITIES REPORT
(The 46th Accounting Period)
From: October 1, 2015
To: September 30, 2016

To: Director of Kanto Local Finance Bureau

Filing Date of Annual Securities Report:	March 31, 2017

Name of the Registrant Trust:	VANGUARD WELLESLEY INCOME FUND

Name of Representative:	F. William McNabb III
Chairman

Address of Principal Office:	100 Vanguard Boulevard,
Malvern, Pennsylvania 19355
U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

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Places where a copy of this Annual Securities Report is available for Public Inspection

Not applicable.

Note 1:	US Dollar amounts are translated into Japanese Yen at the rate of US$ 1 = ¥ 113.81, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot U.S.$ by telegraphic transfer against yen as of January 31, 2017.

Note 2:	Since Shares are denominated in U.S. Dollars, the amounts appearing hereafter are all Dollar amounts unless otherwise specifically indicated.

Note 3:	In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the “total column” is not equal to the aggregate amount. Also, translation into Yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

Note 4:	In this Report, “accounting period” (hereinafter also referred to as “fiscal year”) refers to a year from October 1 to September 30 of the following year.

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The following are the contents of the Annual Securities Report filed on March 31, 2017. Except for “PART II.-IV. REFERENCE INFORMATION” and “-V. MISCELLANEOUS”, English translation is omitted because the descriptions under each item are the same as those described in the Securities Registration Statement filed on March 31, 2017.

PART I.	INFORMATION OF THE FUND

I.	DESCRIPTION OF THE FUND
II.	MANAGEMENT AND ADMINISTRATION
III.	FINANCIAL CONDITIONS OF THE FUND
IV.	SUMMARY OF INFORMATION CONCERNING
INVESTMENT TRUST SECURITIES

PART II.	SPECIAL INFORMATION

I.	OUTLINE OF THE MANAGER
II.	OUTLINE OF THE OTHER RELATED COMPANIES
III.	OUTLINE OF INVESTMENT FUND SYSTEM
IV.	REFERENCE INFORMATION

The following documents of the Fund have been filed with the Director of Kanto Local Finance Bureau during the relevant period.

	March 31, 2016	Securities Registration Statement
Annual Securities Report (The 45th Account Period)
	June 30, 2016	Semi-annual Report (during the 46th Account Period)
Amendment to Securities Registration Statement

V.	MISCELLANEOUS
Not applicable.